AMENDMENT TO
                             GROUND LEASE AGREEMENT

     THIS AMENDMENT TO GROUND LEASE AGREEMENT amends, effective as of May 31, 1997 (the "Amendment Date"), that certain Ground Lease Agreement ("Lease") dated July 15, 1995 by and between ALBEMARLE CORPORATION ("Lessor") and MEMC PASADENA, INC. ("Lessee").

     Lessor and Lessee hereby agree as follows:

     1. As of the Amendment Date, the real property described in the attached Exhibits B-1(A) and B-2(A) is added to the definition of "Land". The addition of such real property does not, however, change any of the terms of the Ground Lease Agreement, including the Initial Term or any Extension Term.

     2.   As of the Amendment Date, Section 2.1 is revised to read as follows:

               "Rent. Lessee hereby tenders to Lessor and Lessor hereby accepts from Lessee the sum of $ 143,383.00, which constitutes paid up rent for the duration of the Lease Term for the approximately
               15.8692 acres comprising the Land. This consists of $50.00 per acre for the 12.3 acres originally leased to Lessee as of the Commencement Date and $40,000 per acre for the approximately
               3.5692 acres which have been added to the Land pursuant to this Amendment No. 1 to the Lease."

     3. As to the 3.5692 acres which have been added to the Land pursuant to this Amendment No. 1 to the Lease, Lessee will not build any permanent improvements within five (5) feet of the northern property line of Tract 2 (as shown in Exhibit B-1(A)). If Lessee decides to fence this northern property line, then Lessee will, at its own cost and expense, remove any and all improvements (whether permitted or otherwise) that Lessee has made within this five (5) foot setback and any fence constructed by Lessee will be constructed outside of this five (5) foot setback.

     4.   All other terms and conditions of the Lease remain unchanged.


MEMC PASADENA, INC.                         ALBEMARLE CORPORATION


By:  /s/ William R. Cooke                By:  /s/ Thomas G. Avant
   ___________________________________      ____________________________________
Title:  President & COO                  Title:  Senior Vice President
Date:   6/19/97                          Date:   7/9/97

MEMC ELECTRONIC MATERIALS, INC.


By:  /s/ Charles W. Cook, Jr.
   ___________________________________
Title:  Corporate Vice President
Date:   4 June 97

                                 Exhibit B-1(A)

                            TRACT ONE - 0.8420 ACRES

COMMENCING at City of Houston Monument No. 5856 - 1603 (X=3,216,934.19 feet and Y = 705,634.38 feet);

THENCE North 15 degree 11' 08" West, a distance of 9,145.34 feet to a railroad spike set for the northwest corner and PLACE OF BEGINNING of the herein described tract (X=3,214.538.60 feet and Y=714,460.39 feet);

THENCE North 87 degree 19' 42" East , a distance of 548.35 feet to a railroad spike set for a corner of the herein described tract;

THENCE South 78 degree 16' 37" East , a distance of 96.86 feet to a 1/2 inch iron rod set for a corner of the herein described tract;

THENCE North 87 degree 22' 58" East , a distance of 119.13 feet to a 1/2 inch iron rod set for a corner of the herein described tract;

THENCE South 07 degree 40' 01" East , a distance of 127.05 feet to a 1/2 inch iron rod set for a corner of the herein described tract;

THENCE South 02 degree 41'44" East , a distance of 33.81 feet to a concrete nail set for a corner of the herein described tract;

THENCE South 87 degree 30' 46" West , a distance of 51.39 feet to a 1/2 inch iron rod found for a corner of the herein described tract;

THENCE South 02 degree 59' 13" East, a distance of 52.20 feet to a 1/3 inch iron rod found for a corner of the herein described tract;

THENCE South 87 degree 19' 52" West , a distance of 79.68 feet to a 1/2 inch iron rod found for a corner of the herein described tract;

THENCE North 02 degree 31' 12" West , a distance of 206.51 feet to a 1/2 inch iron rod found for a corner of the herein described tract;

THENCE North 86 degree 32' 10" West, generally along the north line of a 12.2947 acre tract leased to MEMC Pasadena, Inc., a distance of 94.34 feet to a railroad spike found for a corner of the herein described tract;

THENCE South 87 degree 20' 18" West , continuing generally along the north line of a 12.2947 acre tract leased to MEMC Pasadena, Inc., a distance of 562.70 feet to a railroad spike found for the northwest corner of the said 12.2947 acre tract and the most westerly southwest corner of the herein described tract;

THENCE North 12 degree 58' 31" West, a distance of 2.23 feet to a 1/2 inch iron rod set for a cut-back corner of the herein described tract;

THENCE North 37 degree 07' 06" East, a distance of 16.54 feet to the PLACE OF BEGINNING of TRACT ONE, containing 0.8420 acres (36,676 square feet) of land.

                                 Exhibit B-2(A)

                            TRACT TWO - 2.7272 ACRES

COMMENCING at City of Houston Monument No. 5856-1603 (X=3,216.934.19 feet and Y= 705,634.38 feet);

THENCE North 11 degree 58' 05" West , a distance of 8,241.39 feet to a railroad spike set for the northwest corner and PLACE OF BEGINNING of the herein described tract (X=3,215,225.19 feet and Y=713,696.63 feet);

THENCE South 02 degree 38' 27" East, a distance of 294.79 feet to a 1/2 inch iron rod set for a corner of the herein described tract;

THENCE South 87 degree 22' 58" West, a distance of 386.61 feet to a 1/2 inch iron rod set for a corner of the herein described tract;

THENCE North 02 degree 37' 02" West, a distance of 46.00 feet to a 1/2 inch iron rod set for a corner of the herein described tract;

THENCE South 87 degree 22' 58" West, a distance of 85.78 feet to a 1/2 inch iron rod set for a corner of the herein described tract;

THENCE North 02 degree 19' 57" West, a distance of 33.61 feet to a + scribed in concrete set for a corner of the herein described tract;

THENCE North 02 degree 19' 47" West, a distance of 106.04 feet to a + scribed in concrete for a corner of the herein described tract;

THENCE North 02 degree 19' 17" West, a distance of 72.60 feet to a 1/2 inch iron rod found for a corner of the herein described tract;

THENCE North 87 degree 50' 10" East, a distance of 428.10 feet to a 1/2 inch iron rod round for a corner of the herein described tract;

THENCE North 02 degree 24' 25" West, a distance of 41.14 feet to a chain link fence corn post for a corner of the herein described tract;

THENCE North 88 degree 59' 08" East, a distance of 43.03 feet to the PLACE OF BEGINNING of TRACT TWO, containing 2.7272 acres (118,796 square feet) of land.